UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2010

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St, Philadelphia PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 8.01.	Other Events

Attached hereto as Exhibit 99.1 is a form of performance stock unit agreement to be used in connection with performance stock unit grants to the Company’s employees, executive officers and non-employee directors under the Urban Outfitters 2008 Stock Incentive Plan, as amended.

Attached hereto as Exhibit 99.2 is a form of stock appreciation right agreement to be used in connection with stock appreciation right grants to the Company’s employees, executive officers and non-employee directors under the Urban Outfitters 2004 Stock Incentive Plan, as amended.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	2008 Plan – Form of Performance Stock Unit Agreement.

99.2	2004 Plan – Form of Stock Appreciation Right Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: September 7, 2010	By:	/s/ Eric Artz
Eric Artz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	2008 Plan – Form of Performance Stock Unit Agreement.

99.2	2004 Plan – Form of Stock Appreciation Right Agreement.